UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2004

The DIRECTV Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26035	52-1106564
(Commission File Number)	(I.R.S. Employer Identification No.)

2250 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive offices)	(Zip Code)

(310) 964-0808

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 5. Other Events.

As previously disclosed in the Registrant’s Current Report on Form 8-K, filed on June 2, 2004, in connection with the termination of the DBS Distribution Agreement, dated as of April 10, 1992, as amended, by and between DIRECTV, Inc., as assignee of Hughes Communications Galaxy, Inc., and National Rural Telecommunications Cooperative (NRTC), DIRECTV extended an offer to NRTC members who participated in the previously announced class action settlement pursuant to a Member Offer Agreement that allows such members to either enter into new direct contracts with DIRECTV to continue as exclusive providers of DIRECTV service in their territories through as long as June 30, 2011, or, alternatively, sell existing contracts rights to DIRECTV.

A copy of the Member Offer Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit
10.1	Member Offer Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.

Date: June 2, 2004	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Member Offer Agreement

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